UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2021

Nexstar Media Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50478	23-3083125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Freeway, Suite 700, Irving, Texas		75062
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 373-8800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	NXST	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 3, 2021, Nexstar Media Group, Inc. issued a press release announcing that Mission Broadcasting, Inc., (“Mission”), a variable interest entity of wholly-owned subsidiary, Nexstar Media Inc. (formerly known as Nexstar Inc. or Nexstar Broadcasting, Inc.) (“Nexstar”), has closed a new term loan facility in an aggregate principal amount of $300 million (the “2021 Term Loan B Facility”). The 2021 Term Loan B Facility has a seven-year maturity and bears interest at a rate of London Interbank Offered Rate (“LIBOR”) plus 2.50%, with a 0.0% LIBOR floor and includes six-months of 101 soft call protection.

The foregoing description is qualified in its entirety by reference to the text of the new term loan facility, a copy of which is filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 8.01. Other Events.

The net proceeds from the 2021 Term Loan B Facility will be used to pay down Mission’s borrowings under its existing Revolving Credit Facility, pay shared service fees to Nexstar and for general corporate purposes. Concurrent with the closing of the 2021 Term Loan B Facility, Mission re-allocated $255 million of its Revolving Credit Facility commitments to Nexstar’s Revolving Credit Facility.

A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Credit Agreement, dated as of January 17, 2017, by among Mission Broadcasting, Inc., Bank of America, N.A. and the several lenders party thereto, as amended by the Amendment No. 4, dated June 3, 2021.
10.2	Credit Agreement, dated as of January 17, 2017, by among Mission Broadcasting, Inc., Bank of America, N.A. and the several lenders party thereto, as amended by the Amendment No. 5, dated June 3, 2021.
99.1	Press Release issued on June 3, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXSTAR MEDIA GROUP, INC.

	By:	/s/ Thomas E. Carter
Date: June 3, 2021	Name:	Thomas E. Carter
	Title:	Chief Financial Officer
(Principal Financial Officer)

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